WisdomTree Efficient Gold Plus Equity Strategy Fund – GDE (Cboe BZX

Exchange, Inc.)

Summary Prospectus – January 1, 2023

Before you invest in the Fund, as defined below, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and SAI are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and SAI, reports to shareholders, as well as other information about the Fund, online at www.wisdomtree.com/resource-library/prospectus-regulatory-reports. You may also obtain this information at no charge by calling 1-866-909-9473 or by sending an e-mail request to getinfo@wisdomtree.com.

Investment Objective

The WisdomTree Efficient Gold Plus Equity Strategy Fund (the “Fund”) seeks total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.20%

Example

The following example is intended to help retail investors compare the cost of investing in the Fund shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 20	$ 64	$ 113	$ 255

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

WisdomTree Trust Prospectus 1

Principal Investment Strategies of the Fund

The Fund is actively managed using a models-based approach. The Fund seeks to achieve its investment objective by investing, either directly or through a wholly-owned subsidiary, in a portfolio comprised of (i) U.S.-listed gold futures contracts and (ii) U.S. equity securities. The Fund uses U.S.-listed gold futures contracts to enhance the capital efficiency of the Fund. Capital efficiency is the ability for an investment to gain exposure to a particular market while using fewer assets.

The Fund will invest in a representative basket of U.S. equity securities of large-capitalization companies generally weighted by market capitalization.

Under normal circumstances, the Fund will have approximately equal exposure to U.S.-listed gold futures contracts and U.S. equity securities. To the extent exposure of the Fund deviates from the targeted allocation by 5% or greater, it is anticipated that the Fund will be rebalanced to more closely align with the original target allocations.

The Fund may invest in U.S. Treasury securities and other liquid short-term investments as collateral for its U.S.-listed gold futures contracts. The Fund will not invest directly in physical commodities.

The Fund seeks to gain exposure to the commodity market for gold, in whole or in part, through investments in a subsidiary organized in the Cayman Islands (the “WisdomTree Subsidiary”). To provide such exposure, the WisdomTree Subsidiary will invest primarily in U.S.-listed gold futures contracts. The WisdomTree Subsidiary is wholly owned and controlled by the Fund. The Fund’s investment in the WisdomTree Subsidiary may not exceed 25% of the Fund’s total assets at each quarter-end of the Fund’s fiscal year. The Fund’s investment in the WisdomTree Subsidiary is intended to provide the Fund with exposure to the investment returns of gold while enabling the Fund to satisfy source-of-income requirements that apply to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”). Except as noted, references to the investment strategies and risks of the Fund include the investment strategies and risks of the WisdomTree Subsidiary.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. The risks are generally presented in alphabetical order to facilitate finding particular risks when comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■	Gold Commodity Risk. The value of commodities, such as gold, and commodity-linked derivative instruments, such as gold futures contracts, typically is based upon the price movements of the physical commodity or an economic variable linked to such price movements. Price movements in gold and gold futures contracts may fluctuate quickly and dramatically, have a historically low correlation with the returns of the stock and bond markets, and may not correlate to price movements in other asset classes. Some factors that impact the price of gold and gold futures contracts include, but are not limited to, overall market movements, changes in interest rates, changes in the global supply and demand for gold, the quantity of gold imports and exports, factors that impact gold production, such as drought, floods and weather conditions, technological advances in the processing and mining of gold, an increase in the hedging of precious metals, such as gold, and changes in economic and/or political conditions, including regulatory developments.

■	Derivatives Risk. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. Generally, derivatives are sophisticated investments that may pose risks that are different from or greater than those posed by investing directly in the underlying reference asset. For example, the return on a derivative instrument may not correlate with that of its underlying reference asset, and minimal requisite initial investments necessary to purchase derivatives positions may expose the Fund to losses in excess of those amounts. Derivatives also can be volatile and may be less liquid than other investments. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. The Fund expects to use futures contracts to implement its principal investment strategies. Other risks specific to futures contracts, as well as other risks of derivatives, generally, such as counterparty and issuer credit risk, interest rate risk, market risk and issuer-specific risk, are described in greater detail elsewhere in the Fund’s Prospectus.

■	Leveraging Risk. Certain transactions of the Fund, such as the use of derivative instruments, will give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

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■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of equity securities, commodities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, the respiratory illness COVID-19 has spread globally for over two years, resulting in a global pandemic and major disruption to economies and markets around the world, including the United States. During this time, financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted or suspended. Liquidity for many instruments has been greatly reduced for periods of time. Although many global economies have re-opened fully or decreased the number of public safety measures designed to mitigate virus transmission, some economies, including those of countries with limited access to effective COVID-19 vaccines, have struggled to control the spread of the virus and re-open their economies. As a result, it remains unclear how COVID-19 will impact global markets in the future.

■	Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Because securities held by the Fund trade on, or have exposure to, foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

■	Active Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

■	Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

■	Cybersecurity Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (i.e., Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches.

■	Geopolitical Risk. The United States has experienced security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations (including due to events outside of such countries or regions) that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of smaller capitalization companies or the market as a whole. Large-capitalization companies may adapt more slowly to new competitive challenges and be subject to slower growth during times of economic expansion.

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■	Models and Data Risk. While the Fund will be actively managed, the Fund’s investment process is expected to be heavily dependent on quantitative models and the models may not perform as intended. Errors in data used in the models may occur from time to time and may not be identified and/or corrected, which may have an adverse impact on the Fund and its shareholders.

■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■	Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the WisdomTree Subsidiary are organized, respectively, could result in the inability of the WisdomTree Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

■	Tax Risk. To qualify for the favorable U.S. federal income tax treatment accorded to RICs, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources. The Fund may obtain exposure to the commodities markets by directly entering into commodity-linked derivative instruments, such as listed futures contracts. Income from certain commodity-linked derivative instruments in which the Fund invests may not be considered qualifying income under the 90% test noted above. The Fund intends to invest in such commodity-linked derivative instruments indirectly through the WisdomTree Subsidiary. The Fund’s investment in the WisdomTree Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of the Code for qualification as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives and futures) of the Fund attributable to the Fund’s investment in the WisdomTree Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in the WisdomTree Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and to be treated as “qualifying income”. The Adviser intends to conduct the Fund’s investments in the WisdomTree Subsidiary in a manner consistent with the terms and conditions of the regulations promulgated by the U.S. Treasury, and will monitor the Fund’s investments in the WisdomTree Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the WisdomTree Subsidiary. To the extent the Fund makes a direct investment in commodity-linked derivative instruments, it will seek to restrict the resulting income from such instruments so that, when combined with its other non-qualifying income, the Fund’s non-qualifying income is less than 10% of its gross income. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the 90% test noted above, or may not be able to accurately predict the non-qualifying income from these investments. Failure to comply with this restriction would have significant negative tax consequences to Fund shareholders.

Fund Performance

The Fund commenced operations on March 17, 2022, and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the Fund’s performance to a broad measure of market performance. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) serves as investment adviser to the Fund. Mellon Investments Corporation (the “Sub-Adviser”) serves as sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by the Sub-Adviser's Equity Index Strategies Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

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Marlene Walker-Smith, a Director, Head of Equity Index Portfolio Management, has been a portfolio manager of the Fund since its inception in March 2022.

David France, CFA, a Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since its inception in March 2022.

Todd Frysinger, CFA, a Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since its inception in March 2022.

Vlasta Sheremeta, CFA, a Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since its inception in March 2022.

Michael Stoll, a Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since its inception in March 2022.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund are listed on a national securities exchange, such as Cboe BZX Exchange, Inc., and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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